Exhibt 10

                            STOCK PURCHASE AGREEMENT


            STOCK PURCHASE AGREEMENT, dated as of September 7, 2007 (this "Agreement"), by and among S&T International Distribution Limited, a company incorporated in the British Virgin Islands ("Buyer"), the Singer Children's Management Trust, a trust formed in the State of New Jersey ("Seller"), and, solely with respect to Articles I, IV, VI and VII of this Agreement, Gary Singer and Karen Singer (together with Seller and Gary Singer, "Seller Parties").

                              PRELIMINARY STATEMENT

            Seller is the owner, beneficially and of record, of 1,853,882 shares of the common stock of Emerson Radio Corp., a Delaware corporation (such company, the "Company" and, such shares, the "Shares"). Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Shares on the terms and subject to the conditions set forth herein.

            Accordingly, in consideration of the mutual agreements hereinafter set forth, Buyer and Seller Parties agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

            1.1 Definitions. In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and plural forms.

            "AAA" has the meaning specified in Section 7.3.

            "Affiliate" means:

                  (a)   With respect to an individual:

                        (i) each other member of such individual's Family (as defined below);

                        (ii) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

                        (iii) any Person in which such individual or members of
                              such individual's Family hold (individually or in the aggregate) a Material Interest; and

                        (iv) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity); and

                  (b) With respect to a specified Person other than an individual:

                        (i) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                        (ii) any Person that holds a Material Interest in such specified Person;

                        (iii) each Person that serves as a director, officer,
                              partner, executor, or trustee of such specified Person (or in a similar capacity);

                        (iv) any Person in which such specified Person holds a Material Interest;

                        (v) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

                        (vi) any Affiliate of any individual described in clause (ii) or (iii) above.

                  For purposes of this definition: (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse, (iii) any other individual who is related to the individual or the individual's spouse within the second degree and (iv) any other individual who resides with such individual; and (b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 20% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 20% of the outstanding equity securities or equity interests in a Person.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York City or Hong Kong are authorized or obligated by law or executive order to close.

                  "Buyer" has the meaning specified in the first paragraph of this Agreement.

                  "Buyer Indemnified Parties" has the meaning specified in
Section 6.4.

                  "Closing" means the closing of the transfer of the Shares from Seller to Buyer.

                  "Closing Date" has the meaning specified in Section 3.1.

                  "Company" has the meaning specified in the Preliminary Statement of this Agreement.

                  "Company Common Stock" means the common stock of the Company.

                  "Company Stock" means the Company Common Stock and any other equity securities issued by the Company, whether or not it has the power to vote in the election of directors of the Company.

                  "Exchange Act" has the meaning specified in Section 6.2.

                  "Expiration Date" has the meaning specified in Section 3.1.

                  "Liens" means any mortgage, pledge, lien, security interest, conditional or installment sale agreement, encumbrance, charge or other claims of third parties of any kind.

                  "Party" and "Parties" mean a party or parties hereto, respectively.

                  "Person" means an individual, corporation, partnership, limited liability company, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative, governmental authority or agency, or any group of Persons acting in concert.

                  "Purchase Price" has the meaning specified in Section 2.2.

                  "SEC" has the meaning specified in Section 6.2.

                  "Seller" has the meaning specified in the first paragraph of this Agreement.

                  "Seller Indemnified Parties" has the meaning specified in
Section 6.4.

                  "Seller Parties" has the meaning specified in the first paragraph of this Agreement.

                  "Shares" has the meaning specified in the Preliminary Statement of this Agreement.

                  "US$" and "U.S. Dollar" mean the official currency of the United States of America.

                                   ARTICLE II
                   PURCHASE AND SALE OF SHARES; PURCHASE PRICE

                  2.1 Purchase and Sale of Shares. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase from Seller, the Shares.

                  2.2 Purchase Price. The purchase price for the Shares (the "Purchase Price") shall be US$7,257,839.20.

                                   ARTICLE III
                                     CLOSING

                  3.1 Closing; Closing Date. The Closing shall take place on a date mutually agreed by the Parties no later than ten (10) Business Days after the date of this Agreement (the "Expiration Date") at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York, 10019, U.S.A. or at such other place or at such other time as shall be agreed upon by the Parties. The time and date on which the Closing is actually held are sometimes referred to herein as the "Closing Date."

                  3.2 Payment of Purchase Price; Delivery of Shares. At the
Closing: (a) Buyer shall (i) pay, or cause to be paid, Seller an amount equal to the Purchase Price by wire transfer of immediately available funds in U.S. Dollars to the account of Seller set forth on Schedule A hereto and (ii) deliver, or cause to be delivered, to Seller Parties a release substantially in the form of Exhibit A-1 hereto; (b) Seller shall deliver, or cause to be delivered, to Buyer a stock certificate(s) representing the Shares, accompanied by a duly executed and witnessed stock power transferring the Shares to Buyer; and (c) Seller Parties shall deliver, or cause to be delivered, to Buyer a release substantially in the form of Exhibit A-2 hereto.

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES

                  Each Seller Party, severally and jointly, hereby represents and warrants to Buyer as follows, on the date hereof and the Closing Date:

                  4.1 Organization and Standing. Seller is a trust validly existing and in good standing under the laws of the State of New Jersey. Each of Gary Singer and Karen Singer has complied with any applicable community property law and no spousal signature or consent is otherwise required from any party other than the signatories hereto with respect to him or her in connection with the entering into, or the effecting, of any transactions contemplated by this Agreement.

                  4.2 Authority; Execution and Delivery; Enforceability. Karen Singer is the Trustee of Seller and as such has full power and authority to execute this Agreement and to consummate the transactions contemplated hereby on behalf of Seller. The execution and delivery by Karen Singer of this Agreement on behalf of Seller and the consummation by such Seller Party of the transactions contemplated hereby have been, where applicable, duly approved by all requisite action, and no other action is required to authorize such execution, delivery and consummation. Each Seller Party has duly executed and delivered this Agreement, and this Agreement constitutes such Seller Party's legal, valid and binding obligation, enforceable against such Seller Party in accordance with its terms.

                  4.3 Title. Seller has good and valid title to the Shares free and clear of all Liens. Upon consummation of the transactions to be effected at the Closing in accordance with Article III, good and valid title to the Shares to be sold by Seller pursuant to Article III will pass to Buyer, free and clear of any Liens, other than those arising solely from acts of Buyer or its Affiliates.


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

                  4.4 No Conflicts. The execution and delivery by Seller of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under any provision of (a) any organizational document of Seller, (b) any legally binding contract, lease, license, indenture or agreement, or other legally binding arrangement, to which Seller is a party or by which any of Seller's properties or assets is bound or
(c) any judgment, order or decree or statute, law, ordinance, rule or regulation applicable to Seller or Seller's properties or assets. The execution and delivery by Gary Singer and Karen Singer of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under any provision of (a) any legally binding contract, lease, license, indenture or agreement, or other legally binding arrangement, to which Gary Singer or Karen Singer is a party or by which any of their respective properties or assets is bound or (b) any judgment, order or decree or statute, law, ordinance, rule or regulation applicable to Gary Singer or Karen Singer or their respective properties or assets.

                  4.5 Absence of Options and Other Rights. There are no existing agreements, subscriptions, options, warrants, calls, commitments, trusts (voting or otherwise) or rights of any kind whatsoever granting to a third party any interest in the Shares.

                  4.6 Absence of Other Affiliate Shareholders. No Seller Party or any of such Seller Party's Affiliates owns, legally or beneficially, any Company Stock other than the Shares.

                  4.7 Broker's Fees. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any stockholder of the Company.

                  4.8 No Other Representations and Warranties. Other than the representations and warranties contained in this Article IV, Seller Parties do not make any other representations or warranties, express or implied, with respect to themselves or the Company. In particular, Seller Parties do not make any representations or warranties as to the Company's past, current or future assets, business or prospects.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer hereby represents and warrants to Seller Parties as follows, on the date hereof and the Closing Date:

                  5.1 Organization and Standing. Buyer is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands.

                  5.2 Authority; Execution and Delivery; Enforceability. Buyer has full power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby have been duly approved by all requisite action, and no other action is required to authorize such execution, delivery and consummation. Buyer


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

has duly executed and delivered this Agreement, and this Agreement constitutes Buyer's legal, valid and binding obligation, enforceable against Buyer in accordance with its terms.

                  5.3 No Conflicts. The execution and delivery by Buyer of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under any provision of (a) any organizational document of Buyer, (b) any legally binding contract, lease, license, indenture or agreement, or other legally binding arrangement, to which Buyer is a party or by which any of Buyer's properties or assets is bound or (c) any judgment, order or decree or statute, law, ordinance, rule or regulation applicable to Buyer or Buyer's properties or assets.

                  5.4 Buyer's Economic Risk; Sophistication. Buyer represents that it is able to bear the economic risk of the purchase of the Shares and can afford to sustain a loss of such investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Company.

                  5.5 Fully Informed Decision; No Assurances as to Value of Purchaser Stock. Buyer acknowledges that it has had access to all material and records it has deemed relevant to making an informed decision with respect to the transactions contemplated hereby. Buyer has sought and obtained all third-party tax and financial advice and all other information necessary to evaluate the transactions contemplated hereby and to make an informed investment decision. Buyer acknowledges and agrees that (a) the consideration paid by Buyer to Seller pursuant to this Agreement was negotiated between Buyer and Seller,
(b) there has been no independent appraisal of the fair market value of the Shares and (c) the Company may issue additional shares of Company Common Stock or other equity securities after the Closing Date at prices that are less, on an equivalent share basis, than the Shares.

                   5.6 Broker's Fees. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any stockholder of the Company.

                  5.7 No Other Representations and Warranties. Other than the representations and warranties contained in this Article V, Buyer does not make any other representations or warranties, express or implied, with respect to itself or the Company. In particular, Buyer does not make any representations or warranties as to the Company's past, current or future assets, business or prospects.

                                   ARTICLE VI
                                    COVENANTS

                  6.1 Standstill. Subject in all respects to Section 7.1 below, from the date hereof, and without the prior written consent of Buyer, each Seller Party agrees that such Seller Party shall not, and shall cause such Seller Party's Affiliates not to, directly or indirectly: (a) acquire beneficial ownership of any Company Stock, any securities convertible into or exchangeable for Company Stock or any other right to acquire Company Stock (including without limitation by way of option or pledge); or (b) participate in making or financing any

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

tender or exchange offer with respect to any Company Stock, any proposal or offer for a merger, consolidation or other business combination involving the Company or any proposal or offer to acquire all or any substantial part of the assets of the Company.

                  6.2 Confidentiality.

                  (a) Subject in all respects to Section 7.1 below, except as may be required by applicable law or court order, each Seller Party agrees that such Seller Party shall not, without Buyer's prior written consent, disclose to any third party (other than such Seller Party's legal counsel) (i) the terms of this Agreement, (ii) the existence of this Agreement, (iii) the background of the transactions contemplated hereby or (iv) any non-public information concerning the Company such Seller Party may have. In addition, to the extent any Seller Party is required to report the transactions contemplated hereby under applicable rules of the U.S. Securities Exchange Commission (the "SEC"), including without limitation Rule 13d-1 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), each such Seller Party shall provide a draft of any such report to Buyer and its counsel at least two (2) Business Days before filing any such report with the SEC, and modify any such draft filing, to the extent reasonably requested by Buyer, to make it consistent with Buyer's anticipated filing under Rule 13d-1 of the Exchange Act. Notwithstanding the foregoing, Seller Parties may disclose such information to the extent such information is or becomes known to the public or in the industry generally through no fault of any Seller Party.

                  (b) Subject in all respects to Section 7.1 below, except as may be required by applicable law or court order, Buyer agrees that Buyer shall not, without the prior written consent of each Seller Party, disclose to any third party (other than officers of Affiliates of Buyer and Buyer's legal counsel) (i) the terms of this Agreement, (ii) the existence of this Agreement or (iii) the background of the transactions contemplated hereby. In addition, to the extent that Buyer is required to report the transactions contemplated hereby under applicable rules of the SEC, including without limitation Rule 13d-1 of the Exchange Act, Buyer shall provide a draft of any such report to each Seller Party and its respective counsel at least two (2) Business Days before filing any such report with the SEC, and modify any such draft filing, to the extent reasonably requested by such Seller Party, to make it consistent with Seller Parties anticipated filing under Rule 13d-1 of the Exchange Act.

                  6.3 Non-Disparagement.

                  (a) Subject in all respects to Section 7.1 below, each Seller Party agrees that such Seller Party shall not, and that such Seller Party shall cause such Seller Party's Affiliates not to, defame, criticize or disparage, or otherwise make negative or critical remarks with respect to, Buyer or the Company (or any of their respective past, current and future (i) employees, agents, officers, directors, shareholders, attorneys, agents and contracting parties, (ii) business and operations and (iii) products and services) in any medium or to any person without limitation in time, except as may be required by law or subpoena.

                  (b) Each Seller Party acknowledges that Buyer would suffer immediate and irreparable harm in the event that such Seller Party breaches
Section 6.1, Section 6.2(a) or Section 6.3(a) above. Accordingly, such Seller Party agrees that in the event of any breach or


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

threatened breach of such Seller Party's obligations hereunder, Buyer will be entitled to equitable relief including without limitation an injunction and an order of specific performance, in addition to all other remedies which may be available to it.

                  (c) Subject in all respects to Section 7.1 below, Buyer agrees that it shall not, and that it shall cause its Affiliates not to, defame, criticize or disparage, or otherwise make negative or critical remarks with respect to, Seller Parties in any medium or to any person without limitation in time, except as may be required by law or subpoena.

                  (d) Buyer acknowledges that Seller Parties would suffer immediate and irreparable harm in the event that Buyer breaches Section 6.2(b) or Section 6.3(c) above. Accordingly, Buyer agrees that in the event of any breach or threatened breach of Buyer's obligations hereunder, Seller Parties will be entitled to equitable relief including without limitation an injunction and an order of specific performance, in addition to all other remedies which may be available to it.

                  6.4 Indemnification.

                  (a) Seller Parties shall, jointly and severally, indemnify, defend and hold harmless Buyer, its Affiliates and their respective members, partners, shareholders, officers, directors, employees and representatives (collectively, "Buyer Indemnified Parties") for any loss, liability, cost or expense imposed upon or incurred by Buyer Indemnified Parties (whether directly or indirectly) that arise out of or in connection with a breach by any Seller Party of such Seller Party's obligations, representations or warranties set forth in this Agreement.

                  (b) Gary Singer and Karen Singer shall, jointly and severally, indemnify, defend and hold harmless Buyer Indemnified Parties for any loss, liability, cost or expense imposed upon or incurred by Buyer Indemnified Parties (whether directly or indirectly) that arise out of or in connection with any claims which any past, current or future beneficiary of Seller may bring against any Buyer Indemnified Party arising out of or in connection with Seller's beneficial ownership of the Shares or any portion thereof.

                  (c) Buyer shall indemnify, defend and hold harmless Seller Parties, their Affiliates and their respective members, partners, shareholders, officers, directors, employees and representatives (collectively, "Seller Indemnified Parties") for any loss, liability, cost or expense imposed upon or incurred by Seller Indemnified Parties (whether directly or indirectly) that arise out of or in connection with a breach by Buyer of Buyer's obligations, representations or warranties set forth in this Agreement.

                  6.5 Consulting. For a period of two (2) years after the Closing Date, Gary Singer agrees to provide such advice and assistance, to the best of his ability, with respect to Buyer's (or any of its Affiliates') investment in the Company as Buyer or any of its Affiliates may reasonably request from time to time.

                  6.6 Further Assurances. Buyer and Seller Parties further shall take such other actions as may be desirable or reasonably necessary to consummate the transactions contemplated hereby.


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

                                   ARTICLE VII
                               GENERAL PROVISIONS

                  7.1 Termination. If the Closing does not occur on a prior to the Expiration Date, either Party may terminate this Agreement immediately upon written notice to the other Party. In the event of termination of this Agreement pursuant to this Section 7.1, no Party shall have any liability or further obligation to any other Party hereunder.

                  7.2 Entire Agreement. This Agreement constitutes the only agreement of Buyer and Seller Parties with respect to the subject matter hereof, there being no prior written or oral promises or representations not incorporated herein.

                  7.3 Choice of Law; Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A. In the event of any dispute, claim or disagreement arising out of or relating to this Agreement or the breach thereof, the Parties shall use their best efforts to settle the dispute, claim or disagreement by good faith consultations and negotiations. If the Parties are unable to reach a resolution, then, upon written notice by any Party to the other Party involved in the dispute, the dispute, claim or disagreement shall be settled by arbitration administered by the American Arbitration Association (the "AAA") in accordance with its Commercial Arbitration Rules. Within ten (10) Business Days after the commencement of arbitration, each Party shall select one person to act as arbitrator and the two arbitrators so selected shall select a third arbitrator within ten (10) Business Days of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator within such time period, the third arbitrator shall be selected by the AAA within the (10) Business Days following a written request by any of the Parties to the AAA. Any arbitration commenced pursuant to this Section 7.3 shall be brought in Los Angeles, California, U.S.A. It is understood and agreed by the Parties that money damages might not be a sufficient remedy for any breach of this Agreement, and that, notwithstanding anything else set forth in this Section 7.3 concerning the arbitration of disputes and the procedure for such arbitration, and pending the outcome of any such arbitration, each Party shall be entitled to seek and obtain injunctive relief as a provisional remedy for any such breach, which shall not be deemed to be the exclusive remedy for any such breach but shall be in addition to all other provisional remedies available at law or equity, including pursuant to Section 6.3(b) or Section 6.3(d), as applicable. The prevailing Party in the arbitration shall be entitled, in addition to such other relief as may be granted, to its reasonable attorney's fees and other costs reasonably incurred in such arbitration.

                  7.4 Amendment. No amendment or modification of the terms of this Agreement shall be binding on either Party unless reduced to writing and signed by an authorized representative of the Party to be bound.

                  7.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective in such jurisdiction to the extent of such prohibition or unenforceability without affecting, impairing or invalidating the remaining provisions or the enforceability of this Agreement.


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

                  7.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed to Buyer or Seller Parties, as applicable, at the address set forth below:

                  if to Buyer:

                                  c/o The Grande Holdings Limited
                                  12th Floor, The Grande Building
                                  398 Kwun Tong Road
                                  Kowloon, Hong Kong
                                  Facsimile: (852) 2343-2329 and (65) 6222-2153
                                  Attention: Ms. Ruby Lee, Esq.

                  if to Seller Parties:

                                  Singer Children's Management Trust
                                  2200 Fletcher Avenue 5th Floor
                                  Fort Lee, NJ 07024, U.S.A.
                                  Telephone: (201) 592-0742
                                  Facsimile:  (201) 568-4577
                                  Attention: Ms. Karen Singer

                  7.7 Counterparts. For convenience of the Parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

                           [Signature pages to follow]


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

                  IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed the day and year first above written.



                     S&T INTERNATIONAL DISTRIBUTION LIMITED


                     By:
                         ------------------------------
                         Name:
                         Title:



                     SINGER CHILDREN'S MANAGEMENT TRUST


                     By:
                         ------------------------------
                         Name: Karen Singer
                         Title: Trustee



                     GARY SINGER, individually (solely with respect to Articles I, IV, VI and VII)


                     ---------------------------



                     KAREN SINGER, individually (solely with respect to Articles I, IV, VI and VII)


                     ---------------------------

                                   Schedule A

Seller's Wire Instructions:

Keybank National Association
ABA No.: 041-001-039
For Further Credit: Singer Children's Management Trust
Acct. No.: 358542021078
Ref.: Emerson Radio/S&T

                                   Exhibit A-I

                                     RELEASE

                  Reference is made to the Stock Purchase Agreement, dated as of September 7, 2007 (the "Stock Purchase Agreement"), by and among S&T International Distribution Limited ("Buyer"), the Singer Children's Management Trust ("Seller"), Gary Singer and Karen Singer (together with Seller and Gary Singer, "Seller Parties"). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Stock Purchase Agreement.

                  Buyer, for itself and its successors and assigns, hereby forever releases and discharges each Seller Party and such Seller Party's Affiliates, together with their respective officers, directors, partners, members, agents, successors and assigns, from any and all manner of actions, causes of action, suits, claims, counterclaims, debts, dues, sums of money, account, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, guarantees, judgments, extents, executions, defenses and demands whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, arising, prior to or after the Closing Date, out of or in connection with Seller's beneficial ownership of the Shares or any portion thereof; provided that nothing herein will limit Buyer's ability to make a claim against any Seller Party for any claim arising solely out of the Stock Purchase Agreement.


                     S&T INTERNATIONAL DISTRIBUTION LIMITED

                     By: Grande N.A.K.S. Ltd., its sole director


                     By:
                         ------------------------------
                         Name:
                         Title:

                                   Exhibit A-2

                                     RELEASE

                  Reference is made to the Stock Purchase Agreement, dated as of September 7, 2007 (the "Stock Purchase Agreement"), by and among S&T International Distribution Limited ("Buyer"), the Singer Children's Management Trust ("Seller"), Gary Singer and Karen Singer (together with Seller and Gary Singer, "Seller Parties"). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Stock Purchase Agreement.

                  Each Seller Party, for itself and its successors and assigns, as well as, in the case of Karen Singer, on behalf of any past, current or future beneficiaries of Seller, hereby forever releases and discharges Buyer and its Affiliates, together with their respective officers, directors, partners, members, agents, successors and assigns, from any and all manner of actions, causes of action, suits, claims, counterclaims, debts, dues, sums of money, account, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, guarantees, judgments, extents, executions, defenses and demands whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, arising, prior to or after the Closing Date, out of or in connection with Seller's beneficial ownership of the Shares or any portion thereof; provided that nothing herein will limit a Seller Party's ability to make a claim against Buyer for any claim arising solely out of the Stock Purchase Agreement.


                                    SINGER CHILDREN'S MANAGEMENT TRUST


                                    By:
                                        ---------------------------
                                        Name: Karen Singer
                                        Title: Trustee


                                    GARY SINGER, individually


                                    -------------------------------


                                    KAREN SINGER, individually


                                    -------------------------------